X

1 CIM COMMERCIAL TRUST CORPORATION March 2018

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or they discuss the business and affairs of CIM Commercial (“CMCT”, “CIM Commercial”, the “Company”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue," "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. These forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Registration Statement on Form S-11(Reg. No. 333-210880) relating to the Series A Preferred Stock. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

IMPORTANT DISCLOSURES

Filed Pursuant to Rule 433
Dated March 28, 2018
Registration Statement No. 333-210880

FREE WRITING PROSPECTUS

CIM Commercial Trust Corporation Investor Presentation Q4 2017

CIM Commercial Trust Corporation (the “Company”) has filed a registration statement (including a prospectus and prospectus supplements) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplements in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting the Company’s website at http://shareholders.cimcommercial.com/. Alternatively, you may request to receive a prospectus by calling toll-free  at 1-866-341-2653.

You may also access the prospectus for free on the SEC website at https://www.sec.gov/Archives/edgar/data/908311/000162828018003261/a424b3supplement11-seriesa.htm.

3

CMCT – thesis Resources & Expertise of Premier Institutional Owner Operator Class A and Creative Office Assets in Gateway Markets Strong Growth Prospects Attractive And Flexible Capital Structure Large scale platform with vertically-integrated team Proprietary “Qualified Community” methodology Disciplined, relative-value owner/operator with sightlines across all major U.S. urban markets Located in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth San Francisco Bay Area, Los Angeles, Washington DC, and Austin Same store growth opportunity through increasing below-market leases to market rates Value-add / development Target capital structure1 of 45% common equity, 25% preferred equity and 30% debt enhances common equity returns with low relative risk With capital structure implemented, targeted ~15% total return on common equity 4 Maximizing Returns for Shareholders Focused on growing NAV and cash flows per share of common stock 2014-2017 total return of ~40% (cumulative dividends + NAV growth), including $6.21 in dividends declared to common shareholders2,3,4 $210 million tender offer and $6.21 per share in dividends declared since 20142,3,4 Based on fair value. CMCT is the product of a merger (the “Merger”) between a fund operated by CIM Urban REIT, LLC (“CIM REIT”) and PMC Commercial Trust in 1Q’14. Excludes a special dividend paid to PMC Commercial Trust’s shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on as converted preferred stock received by Urban Partners II, LLC (“Urban II”), an affiliate of CIM REIT and CIM Group, in the Merger. NAV growth represents change in NAV from 2013 year-end (the last period before the Merger) through 2017 year-end. In September 2016, June 2017 and December 2017, CMCT repurchased $80 million, $576 million and $310 million, respectively, of common shares in privately negotiated transactions from Urban II. In connection with these share repurchases, CMCT paid special cash dividends that allowed the common stockholders that did not participate in the share repurchases to receive the economic benefit of such repurchases. Urban II waived its right to receive these special cash dividends. Represents dividends declared on our common stock through 12/31/2017. Past performance is not a guarantee of future results. See “CMCT – Net Asset Value and Pro-forma Cash NOI” on page 6 for calculation of NAV.

CMCT – KEY PERFORMANCE INDICATORS[1,2]

CMCT

PRO-FORMA OCCUPANCY[3,4]



85%
93%
93%
94%
2014
2015
2016
2017

PRO-FORMA ANNUALIZED RENT PSF[3,5]



$37
$38
$39
$41
2014
2015
2016
2017

PRO-FORMA INVESTMENTS IN REAL ESTATE AT FAIR VALUE ($ in thousands)



$1,416,430
$1,514,800
$1,575,100
$1,676,432
$1,282,830
$1,373,800
$1,432,200
$1,524,532
Office
Hotel
2014
2015
2016
2017

PRO-FORMA CASH NOI[6] ($ in thousands)



$63,018
$72,860
$80,421
$95,564
$52,615
$60,637
$67,102
$82,179
2014 7
2015 8
2016
2017 9

1 Metrics exclude 9460 Wilshire Boulevard, the lending segment and any assets sold prior to December 31, 2017.
2 1130 Howard Street was acquired in December 2017 and is included in 2017 metrics. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of the building is presented using the actual rental income under a signed lease with a different tenant who is expected to take possession in April 2018, as the space is occupied by the prior owner and annualized rent under the short-term lease is de minimis.
3 Metrics exclude Sheraton Grand Hotel.
4 Historical occupancies for office properties are shown as a percentage of rentable square feet and are based on leases commenced as of December 31st of each historical year.
5 Historical Annualized Rent PSF represents annualized gross rent divided by total occupied square feet as of December 31st of each historical year. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for applicable office properties includes rent attributable to retail.
6 Excludes the lending segment. See "Pro Forma Cash NOI" under "CMCT – Net Asset Value and Pro-forma Cash NOI" on page 6 and "Net Operating Income Reconciliations" on pages 28-31.
7 4750 Wilshire Boulevard and Lindblade Media Center were acquired in April 2014 and October 2014, respectively. The properties are included in Pro-forma Cash NOI beginning on the acquisition date.
8 2 Kaiser Plaza was acquired in August 2015. The property is included in Pro-forma Cash NOI beginning on the acquisition date.
9 1130 Howard was acquired in December 2017. The property is included in Pro-forma Cash NOI beginning on the acquisition date.

5

CMCT

CMCT – NET ASSET VALUE AND PRO-FORMA CASH NOI

ESTIMATED NET ASSET VALUE[1]

	($ in thousands, except for shares and per share amounts)	
		(Unaudited)
Investments in real estate - at fair value	$	1,676,432
Loans receivable - at fair value		83,858
Debt [2]		(608,695)
Cash and other assets net of other liabilities		135,644
Noncontrolling interests		(1,055)
Redeemable Series A Preferred stock		(29,331)
Redeemable Series L Preferred stock		(207,845)
Estimated NAV available to common shareholders	**$**	**1,049,008**
Shares of Common Stock outstanding		**43,784,939**
Estimated NAV per share of Common Stock	**$**	**23.96**

PRO-FORMA CASH NOI[3]

($ in thousands)
(Unaudited)

	Twelve Months Ended							
	December 31, 2014[4]		December 31, 2015[5]		December 31, 2016		December 31, 2017[6]	
Net income attributable to the Company	**$**	**24,378**	**$**	**24,392**	**$**	**34,547**	**$**	**379,737**
Total Cash NOI	$	125,902	$	131,868	$	128,470	$	127,467
Less Cash NOI from assets sold prior to December 31, 2017		61,071		56,148		43,527		26,610
Pro-forma Cash NOI	**$**	**64,831**	**$**	**75,720**	**$**	**84,943**	**$**	**100,857**
Pro-forma NOI Breakdown:								
Pro-forma Lending NOI	$	1,813	$	2,860	$	4,522	$	5,293
Pro-forma Hotel NOI		10,403		12,223		13,319		13,385
Pro-forma Office NOI		52,615		60,637		67,102		82,179
Pro-forma Cash NOI	**$**	**64,831**	**$**	**75,720**	**$**	**84,943**	**$**	**100,857**

1 *As of December 31, 2017. See "Net Asset Value" under "Important Disclosures" on page 32.*
2 *Excludes secured borrowings on government guaranteed loans, which are included with cash and other assets net of other liabilities.*
3 *See "Net Operating Income Reconciliations" on pages 28-31.*
4 *4750 Wilshire Boulevard and Lindblade Media Center were acquired in April 2014 and October 2014, respectively. The properties are included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date.*
5 *2 Kaiser Plaza was acquired in August 2015. The property is included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date.*
6 *1130 Howard was acquired in December 2017. The property is included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date. Excludes results for 9460 Wilshire Boulevard, which was acquired in January 2018.*

6

CIM GROUP 7

CIM OVERVIEW 8 See “Assets Owned and Operated” under “Important Disclosures” on page 32. CIM OVERVIEW STABILIZED EQUITY OPPORTUNISTIC EQUITY DEBT VALUE-ADD EQUITY NET-LEASE DEBT Community Focused Urban Real Assets Strategy INFRASTRUCTURE & REAL ESTATE National Credit Strategy REAL ESTATE CIM GROUP $27.5 Billion of Assets Owned and Operated1 Formed 1994 CIM COMMERCIAL TRUST Publicly Listed REIT NASDAQ: CMCT TASE: CMCT Predecessor formed in 2005

CIM SUMMARY 9 Established Established in 1994 as an integrated owner and operator of real assets Vertically- Integrated Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, finance, leasing and asset management capabilities Organization 820+ employees (15 principals including all of its founders, 440+ professionals)1 Office Locations Headquartered in Los Angeles, California and has offices in Oakland, California; Bethesda, Maryland; Dallas, Texas; New York, New York; Chicago, Illinois; and Phoenix, Arizona Partners & Co-Investors Diversified institutional relationships with approximately half committing to multiple CIM products Expansive retail base with more than 84,000 individual shareholders Assets Owned and Operated $27.5 billion2 CIM OVERVIEW Strategies Community focused urban real assets (infrastructure and real estate) in communities qualified by CIM and national credit (net-lease and debt) platforms As of February 28, 2018. See “Assets Owned and Operated” under “Important Disclosures” on page 32.

CIM COMPETITIVE ADVANTAGES 1. Team Led by 15 principals (including the three original founders) with average CIM tenure of 15 years Vertically-integrated in-house team, including 440+ professionals, responsible for entire life cycle of each asset Expertise across research, acquisition, credit analysis, development, finance, leasing and asset management to effectively own and operate real assets 2. Community Enhancing communities and neighborhoods by owning and operating the resources they need to be successful Urban real assets strategy focused on specific submarkets (“Qualified Communities”) in Transitional Urban Districts and Thriving Urban Areas where sector agnostic infrastructure and real estate assets can transform and reinvigorate a community National credit strategy focused on necessity-based, net-leased retail and mission critical corporate facilities supporting communities through goods, services and employment 3. Discipline CIM underwrites prospective assets using multiple scenarios and criteria Current and long-term valuation metrics Underwritten on an unleveraged and leveraged basis Credit analysis produces a complete in-depth understanding of overall financial health Internal and propriety research capabilities provide strategic advantages CIM OVERVIEW 10

11 CMCT

CIM COMMERCIAL TRUST

CMCT

CMCT OVERVIEW

CIM COMMERCIAL (NASDAQ: CMCT) (TASE: CMCT)	▪ Primarily focuses on Class A and creative office assets in vibrant and improving urban communities ▪ Share Price / Market Cap[1] $19.10 / $0.84 billion ▪ NAV per Share / NAV[1,2] $23.96 / $1.05 billion ▪ Institutional shareholder base
Premier Portfolio With Strong Growth Prospects	▪ 18 office properties in gateway markets with 3.3 million rentable square feet[3] – San Francisco Bay Area – Los Angeles – Washington, DC – Austin, TX ▪ Embedded growth through increasing below market leases to market and contractual base rent escalations ▪ Targeting same-store office NOI CAGR of 4% - 6% through 2022[4]
Return Focused / Attractive Capital Structure	▪ NAV growth + cumulative dividends of 40% since 2014[5] ▪ Target capital structure[6] of 45% common equity, 25% preferred equity and 30% debt enhances common equity returns with low relative risk ▪ With capital structure implemented, targeted ~15% total return on common equity

1 As of December 31, 2017.
2 NAV includes the lending segment. See "CMCT – Net Asset Value and Pro-forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32.
3 Excludes 9460 Wilshire, which was acquired on January 18, 2018 and includes ancillary properties: one parking garage and two development sites, one of which is being used as a parking lot. Excludes Sheraton Grand Hotel in Sacramento. 3601 South Congress Avenue and Lindblade Media Center are each counted as one property but consist of 10 and 3 buildings, respectively.
4 Additional 1%-2% CAGR potential from development of already owned sites. Excluding assets sold in 2017, cash NOI increased 19% and GAAP NOI increased 12% year over year in 2017 (see "Net Operating Income Reconciliations" on pages 28-31).
5 CMCT is the product of a merger (the "Merger") between a fund operated by CIM Urban REIT, LLC ("CIM REIT") and PMC Commercial Trust in 1Q'14. Excludes a special dividend paid to PMC Commercial Trust's shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on as converted preferred stock received by Urban Partners II, LLC ("Urban II") in the Merger. NAV growth represents change in NAV from 2013 year-end (the last period before the Merger) through 2017 year-end.
6 Based on fair value.

12

CLASS A AND CREATIVE OFFICE PORTFOLIO IN GATEWAY CITIES

CMCT

AS OF DECEMBER 31, 2017[1,2,3]


2353 Webster Street Parking Garage
2100 Franklin Street
2101 Webster Street
1901 Harrison Street
1333 Broadway
2 Kaiser Plaza
1 Kaiser Plaza
Sheraton Grand Hotel & Parking Garage
1130 Howard
260 Townsend Street
4750 Wilshire Boulevard
11600 Wilshire Boulevard
Lindblade Media Center
11620 Wilshire Boulevard
9460 Wilshire Boulevard
3601 S Congress Avenue
999 N Capitol Street
901 N Capitol Street
899 N Capitol Street
830 1st Street
CMCT Office
CMCT Hotel
CMCT Development Lot

	Oakland & San Francisco	Los Angeles	Washington, DC	Austin	Total Office[3]	Hotel[3] (Sacramento)
# of Properties[2]	7	4	3	1	**15**	**1**
SF/Keys	1,826k	426k	885k	184k	**3,322k**	**503**
Occupancy	96.1%	97.7%	88.9%	92.2%	**94.2%**	**81.5%**
Annualized Rent per Occupied SF/ADR[4,5]	$39.9	$36.5	$47.5	$33.7	**$41.0**	**$157.6**

1 CIM Commercial acquired 9460 Wilshire Boulevard, an office building with 91,750 square feet of rentable office and retail space located in Beverly Hills, CA, on January 18, 2018. With the inclusion of 9460 Wilshire Boulevard in the December 31, 2017 total, total office rentable square feet would be 3,413,806.

2 3601 South Congress Avenue and Lindblade Media Center are each counted as one property but consist of 10 and 3 buildings, respectively.

3 Excludes the lending segment. For the office portfolio, excludes 9460 Wilshire Boulevard and ancillary properties: one parking garage and two development sites, one of which is being used as a parking lot. For the hotel, excludes one ancillary parking garage.

4 For office properties, other than as set forth in the footnote below, represents gross monthly base rent per square foot under leases commenced as of December 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Hotel average daily rate ("ADR") represents the trailing 12-month ADR as of December 31, 2017.

5 1130 Howard Street was acquired in December 2017. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of the building is presented using the actual rental income under a signed lease with a different tenant who is expected to take possession in April 2018, as the space is occupied by the prior owner and annualized rent under the short-term lease is de minimis.

13

Class A and Creative Office Portfolio in gateway markets1 14 As of December 31, 20171 CIM Commercial acquired 9460 Wilshire Boulevard, an office building with 91,750 square feet of rentable office and retail space located in Beverly Hills, CA, on January 18, 2018. With the inclusion of 9460 Wilshire Boulevard in the December 31, 2017 total, total rentable square feet would be 3,413,806. Other than as set forth in the footnote below, represents gross monthly base rent per square foot under leases commenced as of December 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. 1130 Howard Street was acquired in December 2017. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of the building is presented using the actual rental income under a signed lease with a different tenant who is expected to take possession in April 2018, as the space is occupied by the prior owner and annualized rent under the short-term lease is de minimis. Lindblade Media Center and 3601 South Congress Avenue are each counted as one property but consist of 3 and 10 buildings, respectively.

SAME-STORE GROWTH PROSPECTS

CMCT

Class A & Creative Office

- Office assets in vibrant and improving urban communities
- Targeting same-store NOI CAGR of 4% - 6% through 2022[1,2,3]

FIVE YEAR GROWTH TARGET



Same-Store Target NOI CAGR 4%-6%
NOI
2017
Mark-to-market and rent increase
Existing NOI
2022

ILLUSTRATIVE NAV + COMMON SHARE DIVIDENDS

(SAME-STORE NOI CAGR OF 4%-6%)[4]



NAV Growth + Dividends
~$41.00
Estimated NAV / Common Share $23.96
~5.8% cap rate on trailing NOI 5
2017
2022

1 Additional 1%-2% CAGR potential from development of already owned sites.
2 Based on cash and segment NOI.
3 Excluding assets sold in 2017, cash NOI increased 19% and GAAP NOI increased 12% year over year in 2017 (see "Net Operating Income Reconciliations" on pages 28-31).
4 See "CMCT – Net Asset Value and Pro-forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32. The illustrative NAV per share at 2022 is based on a number of assumptions, including an increase in NOI at 5% per year, an annualized dividend rate of $0.50 per common share and the capital structure of CMCT remaining unchanged from the date hereof. Any changes in these assumptions will affect the ability of CMCT to achieve the illustrative NAV per share. There can be no guarantee that CMCT will be able to achieve NOI growth of 5% per year. In addition, as discussed on page 16, CMCT is targeting a capital structure that is different from CMCT's current capital structure. Further, there can be no assurance that CMCT will maintain an annualized dividend rate per common share of $0.50 per year.
5 Trailing NOI excludes results for 1130 Howard Street, acquired in December 2017, and 9460 Wilshire Boulevard, acquired in January 2018. See "CMCT – Net Asset Value and Pro-forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32.

15

RETURN FOCUSED / ATTRACTIVE CAPITAL STRUCTURE

CMCT

Attractive And Flexible Capital Structure[1]

- Target capital structure of 45% common equity, 25% preferred equity and 30% debt enhances common equity returns with low relative risk
- With capital structure implemented, targeted ~15% total return on common equity
- Each part of the capital stack provides superior risk adjusted returns

Target Unlevered IRR of 10-12% on Assets[1]



Cost of debt
Cost of preferred
Target Return on Common Equity
~15%
~7%
~4%

CURRENT CAPITAL STRUCTURE[2,3]



Preferred Equity ~ 13%
Common Equity ~ 55%
Debt ~ 32%

TARGET CAPITAL STRUCTURE[2]



Common Equity ~45%
Preferred Equity ~25%
Debt ~30%

1 Includes core & core-plus acquisitions and development potential on sites already owned.
2 Based on fair value.
3 As of December 31, 2017.

16

Return Focused / Attractive Capital Structure 17 Providing Liquidity to Shareholders1 In September 2016, June 2017 and December 2017, CMCT repurchased $80 million, $576 million and $310 million, respectively, of common shares in privately negotiated transactions from Urban II. In connection with these share repurchases, CMCT paid the special cash dividends described in the table above that allowed the common stockholders that did not participate in the share repurchases to receive the economic benefit of such repurchases. Urban II waived its right to receive these special cash dividends. Excludes debt activities at the lending division. Dividend was paid in January 2018. CMCT is the product of a merger (the “Merger”) between a fund operated by CIM Urban REIT, LLC (“CIM REIT”) and PMC Commercial Trust in 1Q’14. Excludes a special dividend paid to PMC Commercial Trust’s shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on as converted preferred stock received by Urban Partners II, LLC (“Urban II”) in the Merger. NAV growth represents change in NAV from 2013 year-end (the last period before the Merger) through 2017 year-end. Active and opportunistic portfolio management to maximize returns to shareholders Date Liquidity 6/2016 $210 million tender offer @ $21.00/share 4/2017 $0.28 per share special cash dividend 6/2017 $1.98 per share special cash dividend 12/2017 $0.73 per share special cash dividend3 $210 million tender offer and $6.21 per share in dividends declared since 20144 NAV / Share + Cumulative Dividends1 Active Portfolio Management Gross asset sales of ~$1,197 million (~$1,114 million of net proceeds) (2015-2017) Net proceeds from debt activity of ~$70 million (2016 & 2017)2 $163 million of office acquisitions (2015-2018) $21.53 $22.72 $22.98 $23.14 $23.96 $0.88 $1.75 $2.63 $6.21 $10.00 $15.00 $20.00 $25.00 $30.00 NAV @ 2014 Merger 2014YE 2015YE 2016YE 2017YE NAV / Share Cumulative Dividends

APPENDIX 18

19 1 As of December 31, 2017. Note that multiple communities may be qualified within a larger city. COMMUNITY FOCUSED STRATEGY – CIM QUALIFIED COMMUNITIES1 QUALIFICATION CRITERIA Transitional Urban Districts Improving demographics Broad public support for CIM’s approach Evidence of private funding from other institutional owners and operators Underserved niches in the community’s real estate infrastructure Potential to deploy a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Positive demographic trends Public support for acquisitions Opportunities below intrinsic value Potential to deploy a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides a significant competitive advantage when making urban real asset acquisitions, while also positively impacting the associated communities and neighborhoods. Since 1994, CIM has qualified 114 communities in high barrier-to-entry markets and has owned and operated assets in 68 of those communities. The qualification process generally takes between six months and five years and is a critical component of CIM’s urban asset evaluation. CIM examines the characteristics of a market to determine whether it justifies the extensive efforts CIM undertakes in reviewing and making potential acquisitions. The communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to central business districts and/or (2) well-established, thriving urban areas including major CBDs. CIM OVERVIEW

Resources & Expertise of institutional owner operator – Co-Founders Richard Ressler CIM Group Principal, CMCT Chairman of the Board Founder and President of Orchard Capital Corp., a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest Co-Founder and a Principal of CIM Group Chairman of the board of j2 Global, Inc. (NASDAQ: JCOM) and director of Presbia PLC (NASDAQ: LENS) Served as Chairman and CEO of JCOM from 1997 to 2000 Chairman of executive committee and co-founder of predecessor of Orchard First Source Asset Management, a full-service provider of capital and leveraged finance solutions to U.S. corporations Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Limited (NYSE: VGR) Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the Development Group and sourcing new acquisitions Serves on CIM's Investment and Asset Management Committees Real asset owner and operator for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, asset management, leasing and partner & co-investor relations and product management Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees Real asset owner and operator for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles 20 CIM Group Co-Founders

Resources & Expertise of institutional owner operator – Management David Thompson CMCT Chief Financial Officer, CIM Group Principal Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Property Management Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartment properties From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Charles Garner CMCT Chief Executive Officer, CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM Group, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Group Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business Jan Salit CMCT President and Secretary Joined CMCT after merger of PMC Commercial Trust Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993) Prior to joining PMC Commercial Trust, held positions with Glenfed Financial Corporation (and its predecessor company ARMCO Financial Corporation) including Chief Financial Officer 21 Management

KEY CMCT SUBMARKET: LAKE MERRITT & OAKLAND CBD

CMCT

CMCT In-Place Rents[1,2]
$38.31

Class A Asking Rents[3]
$53.04

FAVORABLE OFFICE DYNAMICS

- **Relative Value vs. San Francisco CBD (Class A asking rents):** [3]
  - **San Francisco - $74.44**
  - **Lake Merritt - $53.04**
- **Limited New Office Supply in Lake Merritt / Oakland CBD:** Last major office project completed in 2008[4]
- **Proposition M:** San Francisco office development limited to 875,000 square feet per year

AN IMPROVING COMMUNITY

- **Transportation:** All six BART lines and every major Bay Area highway run through Oakland
- **Amenities Base:** Oakland emerging as a "cool" place to live and work
- **Residential Development:**
  - **~11,000 new units in 2018-2020 (v. ~163,000 existing)[4]**
  - **Residential Monthly Asking Rents[4]**
    - **San Francisco - $2,937**
    - **Oakland - $2,058**



2353 Webster Garage
2100 Franklin/2101 Webster
1901 Harrison
1 Kaiser
2 Kaiser
1333 Broadway
Marriott City Center
Courtyard Oakland
Jack London Square
211 Main St
246 1st St
Central Tower
55 Hawthorne
274 Brannan
260 Townsend
330 Townsend
Block 1
MAP KEY
CMCT Investments
CIM Investments
CIM Realized Investments
Metro Stops

CMCT ASSETS	ASSET TYPE	RENTABLE SQUARE FEET[1]	LEASED %[1]	ANNUALIZED RENT PER OCCUPIED SQUARE FOOT[1,2]
1 Kaiser Plaza	Office	534,284	94.0%	$39.26
2101 Webster Street	Office	471,337	99.3%	$38.75
1901 Harrison Street	Office	275,087	99.5%	$36.99
1333 Broadway	Office	240,887	96.7%	$35.76
2100 Franklin Street	Office	216,828	98.9%	$39.50
2 Kaiser Plaza[5]	Land	-	-	-
2353 Webster Street	Garage	-	-	-
Total		**1,738,423**	**97.3%**	**$38.31**

1 As of December 31, 2017.
2 For office properties, represents gross monthly base rent per square foot under leases commenced as of December 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.
3 Source: Cushman & Wakefield Q4 2017 reports (per square foot per year).
4 Source: Costar.
5 2 Kaiser Plaza Parking Lot is a 44,642 square foot parcel of land currently being used as a surface parking lot. CIM Commercial is entitled to develop a building, which we are in the process of designing, having approximately 425,000 to 800,000 rentable square feet.

Note: The examples shown herein have been selected to generally illustrate the philosophy of CIM and may not be representative of future acquisitions. Past performance is not a guarantee of future results.

22

Cmct – Recent acquisitions BEVERLY HILLS 23 SOMA (SAN FRANCISCO) Location Attributes SoMa District of San Francisco, CA Located in vibrant neighborhood that CIM believes is the preferred location for many technology firms 100% leased with weighted average term of ~6 years1 Former concrete warehouse extensively renovated in 2016 / 2017 Location Attributes Beverly Hills, CA High profile location in Beverly Hills at the corner of Wilshire Blvd and Beverly Drive Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive Strong growth opportunity as below market rents roll to market Acquisition Date January 2018 Acquisition Date December 2017 As of December 31, 2017. Address Address 9460 Wilshire Boulevard 1130 Howard Street

DEBT AND PREFERRED STOCK SUMMARY[1]

CMCT

Mortgages	Interest structure (fixed / variable etc.)	Interest Rate	Maturity / Expiration Date	Loan balance 12/31/2017 ($ in thousands)	Amortization
1 Kaiser Plaza	Fixed	4.14%	07/01/2026	$ 97,100	I/O
2101 Webster Street	Fixed	4.14%	07/01/2026	83,000	I/O
2100 Franklin Street	Fixed	4.14%	07/01/2026	80,000	I/O
1901 Harrison Street	Fixed	4.14%	07/01/2026	42,500	I/O
1333 Broadway	Fixed	4.14%	07/01/2026	39,500	I/O
260 Townsend Street	Fixed	4.14%	07/01/2026	28,200	I/O
830 1st Street	Fixed	4.50%	01/05/2027	46,000	I/O
Total		**4.18%**		**$ 416,300**	

Corporate Debt	Interest structure (fixed / variable etc.)	Interest Rate	Maturity / Expiration Date	Utilization ($ in thousands)	Maximum limit ($ in thousands)
Unsecured Credit Facility[2]	Variable	LIBOR + 1.35%	09/30/2018	$ -	Revolver: $200,000
Unsecured Term Loan Facility	Variable (Hedged)	3.16% [3]	05/08/2022	170,000	N/A
Junior Subordinated Notes	Variable	LIBOR + 3.25%	03/30/2035	27,070	N/A
Total				**$ 197,070**	

Preferred Stock	Interest structure (fixed / variable etc.)	Coupon	Maturity / Expiration Date	Outstanding ($ in thousands)	TTM Fixed Charge Coverage Ratio
Series A	Fixed	5.50%	N/A	$ 32,148 [4]	
Series L	Fixed	5.50%	N/A	229,251 [5]	2.76x
Total				**$ 261,399**	

1 *Excludes: (a) $21,000,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs.*

2 *At December 31, 2017, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio. In June 2016, all outstanding borrowings under the Unsecured Credit Facility were repaid. At December 31, 2017, $0 was outstanding under the Unsecured Credit Facility and the unused capacity on the Unsecured Credit Facility, based on covenant restrictions at December 31, 2017, was approximately $200,000,000. In January 2018, $10,000,000 was borrowed under the Unsecured Credit Facility, leaving $190,000,000 of remaining unused capacity.*

3 *The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps.*

4 *Outstanding Series A Preferred Stock represents total units issued as of December 31, 2017 of 1,287,169, less redemptions of 1,265 shares, times the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.*

5 *Outstanding Series L Preferred Stock represents total units issued as of December 31, 2017 of 8,080,740 times the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.*

24

CMCT OFFICE PORTFOLIO – TOP 10 TENANTS[1]

CMCT

Tenant	Property	Credit Rating (S&P / Moody's / Fitch)	Lease Expiration	Annualized Rent ($ in thousands)[2,3]	% of Annualized Rent	Rentable Square Feet	% of Rentable Square Feet
U.S. Federal Government Agencies[4]	Various	AA+ / Aaa / AAA	2019-2026	$ 24,393	19.0%	558,965	16.8%
Kaiser Foundation Health Plan, Inc.	1 Kaiser Plaza / 2101 Webster	AA- / - / -	2018-2027	18,077	14.1%	468,857	14.1%
The District of Columbia	899 N Capitol Street	AA / Aa1 / AA	2021	11,165	8.7%	205,860	6.2%
Pandora Media, Inc.	2100 Franklin Street/2101 Webster/3601 S Congress Avenue	- / - / -	2018-2020	7,153	5.6%	187,004	5.6%
Wells Fargo Bank, N.A.	1901 Harrison Street	AA- / Aa1 / -	2018-2023	4,554	3.5%	131,134	3.9%
Farmers Group, Inc.	4750 Wilshire Boulevard	A / A2 / -	2019	3,752	2.9%	143,361	4.3%
Neighborhood Reinvestment Corporation	999 N Capitol Street	- / - / -	2023	3,363	2.6%	67,611	2.0%
Save the Children Federation, Inc.	899 N Capitol Street	- / - / -	2029	2,641	2.1%	58,768	1.8%
Swinerton, Inc.	260 Townsend	- / - / -	2018-2026	2,560	2.0%	37,451	1.1%
AECOM Global II, LLC[5]	1333 Broadway	BB / Ba2 / -	2018	2,430	1.9%	73,061	2.2%
Total for Top Ten Tenants				80,088	62.4%	1,932,072	58.0%
All Other Tenants				48,196	37.6%	1,196,621	36.2%
Vacant				-	0.0%	193,363	5.8%
Total for Portfolio				$ 128,284	100.0%	3,322,056	100.0%

1 As of December 31, 2017.
2 Other than as set forth in the footnote below, represents gross monthly base rent, as of December 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.
3 1130 Howard Street was acquired in December 2017. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of the building is presented using the actual rental income under a signed lease with a different tenant who is expected to take possession in April 2018, as the space is occupied by the prior owner and annualized rent under the short-term lease is de minimis.
4 Represents seven different leases at various properties.
5 This tenant terminated its lease effective January 1, 2018, and CIM Commercial recognized a lease termination fee of $4,798,000 during the year ended December 31, 2017. CIM Commercial entered into a ten-year lease agreement with a different tenant for 81,977 rentable square feet, which was delivered to the tenant on January 1, 2018. Additionally, the new tenant has signed an expansion agreement for additional 16,816 rentable square feet, which is expected to be delivered to the tenant in June 2018. The annualized rent per occupied square foot from the prior tenant to the new tenant has increased from $33.26 to $45.00.

25

Positive leasing trends / Manageable lease expirations1 26 For all periods presented, leasing activity for the assets sold prior to December 31, 2017 is excluded. Based on the number of tenants having leases with terms longer than twelve months. Recurring metrics excludes space that was vacant for more than one year, related party leases, space where the previous tenant was a related party, month-to-month leases and leases with the original term of less than twelve months. Cash rents represent gross monthly base rent, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Other than as set forth in the footnote below, represents gross monthly base rent, as of December 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. 1130 Howard Street was acquired in December 2017. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of the building is presented using the actual rental income under a signed lease with a different tenant who is expected to take possession in April 2018, as the space is occupied by the prior owner and annualized rent under the short-term lease is de minimis. Lease Expirations as a % of Annualized Office Rent5,6 31-Dec-17 30-Sep-17 30-Jun-17 31-Mar-17 31-Dec-16 All 2 Number of Transactions 10 15 11 18 13 Rentable Square Feet 54,444 142,319 48,573 76,604 67,846 All - Recurring 3 New Cash Rents per Square Foot 4 37.66 $ 48.35 $ 50.53 $ 49.32 $ 40.71 $ Expiring Cash Rents per Square Foot 4 29.42 $ 38.86 $ 44.80 $ 39.78 $ 37.28 $ Rentable Square Feet 38,588 134,093 22,910 67,367 54,783 Cash Rent Spread 28% 24% 13% 24% 9% Three Months Ended 7.8% 11.3% 12.8% 20.6% 6.4% 8.5% 1.7% 13.4% 11.7% 2.9% 2.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter

27 RECONCILIATIONS/IMPORTANT DISCLOSURES

Net operating income ReconciliationS (1/4) 28 CIM Commercial internally evaluates the operating performance and financial results of its segments based on segment net operating income, which is defined as rental and other property income and expense reimbursements less property related expenses and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, impairment of real estate, transaction costs and provision for income taxes. For the lending segment, we define net operating income as interest income, net of interest expense and general overhead expenses. We also evaluate the operating performance and financial results of our operating segments using cash basis net operating income (“Cash NOI”). We define Cash NOI as segment NOI adjusted to exclude the effect of the straight lining of rents, acquired above/below market lease amortization and other adjustments required by GAAP. Segment NOI and Cash NOI are not measures of operating results or cash flows from operating activities as measured by GAAP and should not be considered alternatives to income from continuing operations, or to cash flows as a measure of liquidity, or as an indication of our performance or of our ability to pay dividends. Companies may not calculate segment NOI or Cash NOI in the same manner. We consider segment NOI and Cash NOI to be useful performance measures to investors and management because, when compared across periods, they reflect the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. Additionally, we believe that Cash NOI is helpful to investors because it eliminates straight line rent and other non-cash adjustments to revenue and expenses. Below is a reconciliation of Cash NOI to segment net operating income and net income for 2014-2017. Office Multifamily Hotel Lending Total Cash NOI 102,918 $ 5,810 $ 13,446 $ 5,293 $ 127,467 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 2,255 (86) 3 - 2,172 Straight line rent, below-market ground lease and amortization of intangible assets (833) (276) - 40 (1,069) Lease termination income (118) - - - (118) Segment Net Operating Income 104,222 $ 5,448 $ 13,449 $ 5,333 $ 128,452 $ Asset management and other fees to related parties (26,787) Interest expense (35,924) General and administrative (3,018) Transaction costs (11,862) Depreciation and amortization (58,364) Impairment of real estate (13,100) Gain on sale of real estate 401,737 Income from continuing operations before provision for income taxes 381,134 Provision for income taxes (1,376) Net income 379,758 Net income attributable to noncontrolling interests (21) Net income attributable to the Company 379,737 $ Twelve Months Ended December 31, 2017 (in thousands, unaudited)

Net operating income Reconciliations (2/4) 29 Office Multifamily Hotel Lending Total Cash NOI 99,448 $ 8,583 $ 15,917 $ 4,522 $ 128,470 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 6,667 (86) 3 - 6,584 Straight line rent, below-market ground lease and amortization of intangible assets (1,249) (551) - 34 (1,766) Lease termination income 118 - - - 118 Segment Net Operating Income 104,984 $ 7,946 $ 15,920 $ 4,556 $ 133,406 $ Asset management and other fees to related parties (30,327) Interest expense (33,848) General and administrative (4,231) Transaction costs (340) Depreciation and amortization (71,968) Gain on sale of real estate 39,666 Income from continuing operations before provision for income taxes 32,358 Provision for income taxes (1,646) Net income from continuing operations 30,712 Discontinued operations Income from operations of assets held for sale 3,853 Net income from discontinued operations 3,853 Net income 34,565 Net income attributable to noncontrolling interests (18) Net income attributable to the Company 34,547 $ Twelve Months Ended December 31, 2016 (in thousands, unaudited) Office Multifamily Hotel Lending Total Cash NOI 102,792 $ 6,758 $ 19,458 $ 2,860 $ 131,868 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 6,485 346 4 - 6,835 Bad debt expense (510) - - - (510) Straight line rent, below-market ground lease and amortization of intangible assets (1,282) (551) - (66) (1,899) Segment Net Operating Income 107,485 $ 6,553 $ 19,462 $ 2,794 $ 136,294 $ Asset management and other fees to related parties (29,319) Interest expense (22,785) General and administrative (6,621) Transaction costs (1,382) Depreciation and amortization (72,361) Gain on sale of real estate 3,092 Income from continuing operations 6,918 Provision for income taxes (806) Net income from continuing operations 6,112 Discontinued operations Income from operations of assets held for sale 13,140 Gain on disposition of assets held for sale 5,151 Net income from discontinued operations 18,291 Net income 24,403 Net income attributable to noncontrolling interests (11) Net income attributable to the Company 24,392 $ Twelve Months Ended December 31, 2015 (in thousands, unaudited)

Net operating income Reconciliations (3/4) 30 Office Multifamily Hotel Lending Total Cash NOI 100,863 $ 6,827 $ 16,399 $ 1,813 $ 125,902 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 5,143 41 3 - 5,187 Straight line rent, below-market ground lease and amortization of intangible assets (1,315) (551) - (26) (1,892) Segment Net Operating Income 104,691 $ 6,317 $ 16,402 $ 1,787 $ 129,197 $ Asset management and other fees to related parties (25,222) Interest expense (19,073) General and administrative (5,463) Transaction costs (1,563) Depreciation and amortization (69,047) Bargain purchase gain 4,918 Income from continuing operations 13,747 Provision for income taxes (604) Net income from continuing operations 13,143 Discontinued operations Income from operations of assets held for sale 11,455 Net income from discontinued operations 11,455 Net income 24,598 Net income attributable to noncontrolling interests (220) Net income attributable to the Company 24,378 $ Twelve Months Ended December 31, 2014 (in thousands, unaudited)

Net operating income Reconciliations (4/4) 31 ($ in thousands) (Unaudited) December 31, 2016 December 31, 2017 Net income attributable to the company 34,547 $ 379,737 $ Total GAAP NOI 133,406 $ 128,452 $ Less GAAP NOI from assets sold prior to December 31, 2017 43,589 28,104 Pro-forma GAAP NOI 89,817 $ 100,348 $ Twelve Months Ended

IMPORTANT DISCLOSURES 32 Assets Owned and Operated “Assets Owned and Operated” represents (i) (a) for real assets, the aggregate total gross assets (GAV) at fair value, including the shares of such assets owned by joint venture partners and co-investments, owned and operated by CIM on behalf of partners (including where CIM invests alongside for its own account) and co-investors, whether or not CIM has investment discretion or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, owned and operated by CIM on behalf of partners (including where CIM invests alongside for its own account) and co-investors, whether or not CIM has investment discretion (not in duplication of the assets described in (i)(a)), plus (ii) the aggregate unfunded commitments, as of December 31, 2017 (the “Report Date”). The GAV is calculated in accordance with U.S. generally accepted accounting principles on a fair value basis (the “Book Value”) and generally represents the investment’s third-party appraised value as reported within the applicable fund’s unaudited financial statements as of the Report Date, but in the case of CIM’s Cole Net-Lease Asset strategy described below GAV or Book Value generally represents undepreciated cost (as reflected in SEC-filed financial statements) as of September 30, 2017. The only investment currently held by CIM REIT (as defined below) consists of shares of our Common Stock; the Book Value of CIM REIT is determined by assuming the underlying assets of CMCT are liquidated based upon the third-party appraised value. CIM does not presently view the market price of our Common Stock to be a meaningful indication of the fair value of CIM REIT’s interest in CMCT due to the fact that the publicly-traded shares of our Common Stock represent less than 4% of the outstanding Common Stock of CMCT and are thinly-traded. Assets Owned and Operated also includes the assets owned/operated by CIM’s Cole Net-Lease Asset strategy (formerly Cole Capital), which was under contract to be acquired by a CIM affiliate as of the Report Date and subsequently closed on February 1, 2018. The assets owned/operated by CIM’s Cole Net-Lease Asset strategy represent approximately $7.6 billion of CIM's reported Assets Owned and Operated of $27.5 billion. Equity Owned and Operated, representing the NAV (as defined below) before incentive fee allocation, plus binding unfunded commitments, is $15.5 billion as of the Report Date. NAV is based upon the aggregate amounts that would be distributable assuming a “hypothetical liquidation” on the date of determination, assuming that: (x) investments are sold at their Book Value (as defined above); (y) debts are paid and other assets are collected; and (z) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. Assets Owned and Operated for CMMT Partners, L.P. (which represents assets under management), a perpetual-life real estate debt fund, is $0.3 billion as of the Report Date and Equity Owned and Operated for CMMT Partners, L.P. (which represents equity under management), is $0.3 billion as of the Report Date. Net Asset Value As of December 31, 2017, we have established an estimated NAV per share of Common Stock of $23.96. Neither FINRA nor the SEC provides rules on the methodology we must use to determine our estimated NAV per share. The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. We believe there is no established practice among public REITs for calculating estimated NAV. Different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that is significantly different from our estimated NAV. Thus, other public REITs’ methodologies used to calculate estimated NAV may differ materially from ours. Additionally, the estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2017 that would have an impact on our estimated NAV. The estimated NAV per share of $23.96 was calculated relying in part on appraisals of our real estate assets and the assets of our lending segment. The table “Estimated Net Asset Value” on page 6 sets forth the material items included in the calculation of our estimated NAV. We engaged various third party appraisal firms to perform appraisals of our real estate assets and the assets of our lending segment as of December 31, 2017. Except for one office property acquired in December 2017, which was based on the purchase price (including transaction costs that were capitalized and assumption of liabilities) negotiated with the unrelated third-party seller, the fair values of our investments in real estate were based on appraisals obtained as of December 31, 2017. The fair values of the assets of our lending segment were based on an appraisal obtained as of December 31, 2017. The December 31, 2017 appraisals were performed in accordance with standards set forth by the American Institute of Certified Public Accountants. Each of our appraisals were prepared by personnel who are subject to and in compliance with the code of professional ethics and the standards of professional conduct set forth by the certification programs of the professional appraisal organizations of which they are members.